Exhibit 10.44

FIRST AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This First Amendment (“Amendment”) to the Amended and Restated Employment Agreement by and between Natural Alternatives International, Inc., a Delaware corporation (“Company”), and Randell Weaver (“Employee”), dated effective as of January 30, 2004 (“Agreement”), is made and entered into effective as of June 28, 2008. Unless otherwise defined herein, capitalized terms shall have the meanings given them in the Agreement.

1. Pursuant to Section 4(a) of the Agreement, Employee’s base salary is hereby increased to Three Hundred Twenty Five Thousand dollars ($325,000) effective as of June 28, 2008.

2. Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of June 28, 2008.

EMPLOYEE

/s/ Randell Weaver
Randell Weaver

COMPANY

Natural Alternatives International, Inc., a Delaware corporation

/s/ Mark LeDoux
Mark LeDoux, Chief Executive Officer